Exhibit 10(a)


                             KIRKPATRICK & LOCKHART
                       South  Lobby  - 9th  Floor  1800 M
                                  Street, N.W.
                          Washington, D. C. 20036-5891

                                                                  March 31, 1993


Legg Mason Global Trust, Inc.
111 South Calvert Street
Baltimore, Maryland  21202

Dear Sir or Madam:

         Legg Mason Global Trust, Inc. (the "Company") is a corporation organized under the laws of the State of Maryland by Articles of Incorporation dated January 31, 1992. You have requested our opinion regarding certain matters in connection with the Company's issuance of shares of common stock ("Shares") in its sole series Legg Mason Global Government Trust.

         We have, as counsel, participated in various corporate and other matters relating to the Company. We have examined copies of the Articles of Incorporation and By-Laws, the minutes of meetings of the directors and other documents relating to the organization and operation of the Company, and we are generally familiar with its business affairs. Based upon the foregoing, it is our opinion that the unissued Shares designated as the Legg Mason Global Government Trust, which are currently being registered, may be legally and validly issued from time to time in accordance with the Company's Articles of Incorporation and By-Laws and subject to compliance with the Securities Act of 1933, the Investment Company Act of 1940, and applicable state laws regulating the offer and sale of securities; and when so issued, will be legally issued, fully paid and nonassessable by the Company.

         We hereby consent to the filing of this opinion in connection with Pre-Effective Amendment No. 2 to the Company's Registration Statement on Form N-1A (File No. 33-56672) to be filed with the Securities and Exchange Commission. We also consent to the reference to our firm under the caption "Legg Mason Global Trust's Legal Counsel" in the Statement of


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Legg Mason Global Trust, Inc.
March 31, 1993
Page 2


Additional Information filed as part of the Registration Statement.



                                                  Sincerely,

                                                  KIRKPATRICK & LOCKHART


                                                  /s/ Arthur C. Delibert
                                                  _______________________
                                                  Arthur C. Delibert